                                                                    EXHIBIT 99.6


CASE NAME:    DCM DELAWARE, INC.                                   ACCRUAL BASIS

CASE NUMBER:  401-40787-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------             ---------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                         JULY 5, 2001
---------------------------------------             ---------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------             ---------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         JULY 5, 2001
---------------------------------------             ---------------------------
Printed Name of Preparer                                       Date

CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 1

CASE NUMBER:  401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED           MONTH
ASSETS                                                            AMOUNT            MAY-01           MONTH          MONTH
------                                                           ---------          ------           -----          -----
1.      Unrestricted Cash
2.      Restricted Cash
3.      Total Cash                                                       0                0              0              0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                                             0                0              0              0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                                  0                0              0              0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)                 0                0              0              0
15.     Other (Attach List)                                              0                0              0              0
16.     Total Assets                                                     0                0              0              0

POST PETITION LIABILITIES

17.     Accounts Payable                                                                393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                                                 393              0              0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                 75,885,064       38,219,089
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                                    128,928,814      128,929,237              0              0
28.     Total Pre Petition Liabilities                         204,813,878      167,148,326              0              0
29.     Total Liabilities                                      204,813,878      167,148,719              0              0

EQUITY

30.     Pre Petition Owners' Equity                                            (204,813,878)
31.     Post Petition Cumulative Profit Or (Loss)                                      (815)
32.     Direct Charges To Equity (Footnote)                                      37,665,974
33.     Total Equity                                                           (167,148,719)             0              0
34.     Total Liabilities and Equity                                                      0              0              0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    DCM DELAWARE, INC.                                 SUPPLEMENT TO

CASE NUMBER:  401-40787-BJH-11                                 ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                SCHEDULED            MONTH
ASSETS                                           AMOUNT             MAY-01            MONTH            MONTH
------                                          ---------           ------            -----            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                            0                0                0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                 0                0                0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                           0                0                0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                   0                0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)              428,814          429,237
B.      10 3/8% Senior Sub. Notes             105,000,000      105,000,000
C.      Sr. Sub Exchangeable Notes             23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                        128,928,814      128,929,237                0                0

CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 2

CASE NUMBER:  401-40787-BJH-11


INCOME STATEMENT

                                                       MONTH                                              QUARTER
REVENUES                                              MAY-01             MONTH            MONTH            TOTAL
--------                                              ------             -----            -----           -------
1.    Gross Revenues                                                                                            0
2.    Less: Returns & Discounts                                                                                 0
3.    Net Revenue                                          0                 0                0                 0

COST OF GOODS SOLD

4.    Material                                                                                                  0
5.    Direct Labor                                                                                              0
6.    Direct Overhead                                                                                           0
7.    Total Cost Of Goods Sold                             0                 0                0                 0
8.    Gross Profit                                         0                 0                0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                            0
10.   Selling & Marketing                                                                                       0
11.   General & Administrative                                                                                  0
12.   Rent & Lease                                        85                                                   85
13.   Other (Attach List)                                                                                       0
14.   Total Operating Expenses                            85                 0                0                85
15.   Income Before Non-Operating
      Income & Expense                                   (85)                0                0               (85)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                           0
17.   Non-Operating Expense (Att List)                                                                          0
18.   Interest Expense                                                                                          0
19.   Depreciation / Depletion                                                                                  0
20.   Amortization                                                                                              0
21.   Other (Attach List)                                                                                       0
22.   Net Other Income & Expenses                          0                 0                0                 0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                         0
24.   U.S. Trustee Fees                                                                                         0
25.   Other (Attach List)                                                                                       0
26.   Total Reorganization Expenses                        0                 0                0                 0
27.   Income Tax                                                                                                0
28.   Net Profit (Loss)                                  (85)                0                0               (85)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 3

CASE NUMBER:  401-40787-BJH-11

CASH RECEIPTS AND                                      MONTH                                              QUARTER
DISBURSEMENTS                                         MAY-01            MONTH            MONTH             TOTAL
-----------------                                     ------            -----            -----            -------
1.   Cash - Beginning Of Month                    (SEE ATTACHED SUPPLEMENT AND FOOTNOTE)                        0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                               0
4.   Post Petition                                                                                              0
5.   Total Operating Receipts                              0                0                0                  0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                             0
7.   Sale of Assets                                                                                             0
8.   Other (Attach List)                                                                                        0
9.   Total Non-Operating Receipts                          0                0                0                  0
10.  Total Receipts                                        0                0                0                  0
11.  Total Cash Available                                  0                0                0                  0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                0
13.  Payroll Taxes Paid                                                                                         0
14.  Sales, Use & Other Taxes Paid                                                                              0
15.  Secured / Rental / Leases                                                                                  0
16.  Utilities                                                                                                  0
17.  Insurance                                                                                                  0
18.  Inventory Purchases                                                                                        0
19.  Vehicle Expenses                                                                                           0
20.  Travel                                                                                                     0
21.  Entertainment                                                                                              0
22.  Repairs & Maintenance                                                                                      0
23.  Supplies                                                                                                   0
24.  Advertising                                                                                                0
25.  Other (Attach List)                                                                                        0
26.  Total Operating Disbursements                         0                0                0                  0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                          0
28.  U.S. Trustee Fees                                                                                          0
29.  Other (Attach List)                                                                                        0
30.  Total Reorganization Expenses                         0                0                0                  0
31.  Total Disbursements                                   0                0                0                  0
32.  Net Cash Flow                                         0                0                0                  0
33.  Cash - End of Month                                   0                0                0                  0

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   DCM DELAWARE, INC.                  SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2001
CASE NUMBER: 401-40787-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP         MFG          MGMT      HOLDING   COMP   KEVCO INC       TOTAL
                                                -------         ---          ----      -------   ----   ---------       -----
 1    CASH-BEGINNING OF MONTH                         --       (66,617)   15,894,069    5,010   6,050      1,000    15,839,512

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                      --            --                                                      --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                    --            --                                                      --
 4    POST PETITION                            1,632,245     3,693,478                                               5,325,723

 5    TOTAL OPERATING RECEIPTS                 1,632,245     3,693,478            --       --      --         --     5,325,723

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                              --                                                      --
 7    SALE OF ASSETS                           4,482,109       484,077                                               4,966,186
 8    OTHER                                       90,909            --       157,652       --      --    106,188       354,749
      INTERCOMPANY TRANSFERS                    (478,997)   (1,518,081)    2,103,266       --      --   (106,188)           --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE                                    107,606
                RENT                              32,000
                TAX REFUND                                                                               106,188
                MISC.                             58,909                                           --
                INTEREST INCOME                                               50,046

 9    TOTAL NON OPERATING RECEIPTS             4,094,021    (1,034,004)    2,260,918       --      --         --     5,320,935

10    TOTAL RECEIPTS                           5,726,266     2,659,474     2,260,918       --      --         --    10,646,658

11    CASH AVAILABLE                           5,726,266     2,592,857    18,154,987    5,010   6,050      1,000    26,486,170

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                700,664       526,941       203,943                                 1,431,548
13    PAYROLL TAXES PAID                                            --       647,797                                   647,797
14    SALES, USE & OTHER TAXES PAID               11,522            --            --                                    11,522
15    SECURED/RENTAL/LEASES                      177,239        36,916        37,642                                   251,797
16    UTILITIES                                   67,692        10,668        66,785                                   145,145
17    INSURANCE                                   14,687            --       490,925                                   505,612
18    INVENTORY PURCHASES                         10,627     1,173,682            --                                 1,184,309
19    VEHICLE EXPENSE                             17,018        16,375            --                                    33,393
20    TRAVEL                                       9,370        25,190           864                                    35,424
21    ENTERTAINMENT                                4,182           524           107                                     4,813
22    REPAIRS & MAINTENANCE                       10,148        28,139            --                                    38,287
23    SUPPLIES                                     1,839        16,336        12,624                                    30,799
24    ADVERTISING                                     --            --            --                                        --
25    OTHER                                    4,701,250       742,608       235,456       --      --         --     5,679,314
             LOAN PAYMENTS                     4,482,109       484,077            --                                 4,966,186
                FREIGHT                           87,851       144,842                                                 232,693
                CONTRACT LABOR                     1,183           346        59,580                                    61,109
                401 K PAYMENTS                                      --        54,196                                    54,196
                PAYROLL TAX ADVANCE ADP                                                                                     --
                WAGE GARNISHMENTS                                                                                           --
                MISC.                            130,107       113,343       121,680                                   365,130

26    TOTAL OPERATING DISBURSEMENTS            5,726,238     2,577,379     1,696,143       --      --         --     9,999,760

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                             --       196,900                                   196,900
28    US TRUSTEE FEES                                               --                                                      --
29    OTHER                                                                                                                 --
30    TOTAL REORGANIZATION EXPENSE                    --            --       196,900       --      --         --       196,900

31    TOTAL DISBURSEMENTS                      5,726,238     2,577,379     1,893,043       --      --         --    10,196,660

32    NET CASH FLOW                                   28        82,095       367,875       --      --         --       449,998

33    CASH- END OF MONTH                              28        15,478    16,261,944    5,010   6,050      1,000    16,289,510

CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 4

CASE NUMBER:  401-40787-BJH-11

                                                    SCHEDULED                    MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT                   MAY-01                 MONTH              MONTH
-------------------------                           ---------                   ------                 -----              -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                              0                        0                     0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                              0                        0                     0                  0


AGING OF POST PETITION                                        MONTH:   MAY-01
TAXES AND PAYABLES                                                  ------------

                                     0 - 30        31 - 60        61 - 90      91 +
TAXES PAYABLE                         DAYS          DAYS           DAYS        DAYS       TOTAL
-------------                        ------        -------        -------      ----       -----
1.   Federal                                                                                  0
2.   State                                                                                    0
3.   Local                                                                                    0
4.   Other (Attach List)                                                                      0
5.   Total Taxes Payable                  0              0              0         0           0
6.   Accounts Payable                   393              0              0         0         393

                                                              MONTH:   MAY-01
                                                                    ------------
STATUS OF POST PETITION TAXES

                                            BEGINNING TAX    AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                      LIABILITY *      AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                     -------------    ---------------     -------------      ----------
1.   Withholding **                                                                                          0
2.   FICA - Employee **                                                                                      0
3.   FICA - Employer **                                                                                      0
4.   Unemployment                                                                                            0
5.   Income                                                                                                  0
6.   Other (Attach List)                                                                                     0
7.   Total Federal Taxes                                0                  0                 0               0

STATE AND LOCAL

8.   Withholding                                                                                             0
9.   Sales                                                                                                   0
10.  Excise                                                                                                  0
11.  Unemployment                                                                                            0
12.  Real Property                                                                                           0
13.  Personal Property                                                                                       0
14.  Other (Attach List)                                                                                     0
15.  Total State And Local                              0                  0                 0               0
16.  Total Taxes                                        0                  0                 0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 5

CASE NUMBER:  401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:   MAY-01
                                                                    ------------

BANK RECONCILIATIONS                            Account # 1       Account # 2
--------------------                            -----------       -----------
A.   BANK:                                                                        Other Accounts         TOTAL
B.   ACCOUNT NUMBER:                                                               (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                              0
2.   Add: Total Deposits Not Credited                                                                        0
3.   Subtract: Outstanding Checks                                                                            0
4.   Other Reconciling Items                                                                                 0
5.   Month End Balance Per Books                          0                 0                                0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                              DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE       INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                  --------       ----------     --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                  0                 0

CASH

12.  Currency On Hand                                                                                     0
13.  Total Cash - End of Month                                                                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 6

CASE NUMBER:   401-40787-BJH-11                               MONTH:   MAY-01
                                                                    ------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                           TYPE OF                     AMOUNT              TOTAL PAID
             NAME                          PAYMENT                      PAID                TO DATE
             ----                          -------                     ------              ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                            0                       0

                                  PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                                           TOTAL
                                             AUTHORIZING        AMOUNT          AMOUNT         TOTAL PAID         INCURRED
             NAME                              PAYMENT         APPROVED          PAID           TO DATE          & UNPAID *
             ----                            -----------       --------         ------         ----------        ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                                 0              0                  0                 0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                    SCHEDULED         AMOUNTS              TOTAL
                                                     MONTHLY            PAID               UNPAID
                                                     PAYMENTS          DURING               POST
           NAME OF CREDITOR                            DUE             MONTH              PETITION
           ----------------                         ---------         -------             --------
1.
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                 0               0                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 7

CASE NUMBER:   401-40787-BJH-11
                                                              MONTH:   MAY-01
                                                                    ------------

QUESTIONNAIRE

                                                                                                YES         NO
                                                                                                ---         --
1.      Have any Assets been sold or transferred outside the normal course of business
        this reporting period?                                                                               X
2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                  X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                             X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?           X
5.      Have any Post Petition Loans been received by the debtor from any party?                             X
6.      Are any Post Petition Payroll Taxes past due?                                                        X
7.      Are any Post Petition State or Federal Income Taxes past due?                                        X
8.      Are any Post Petition Real Estate Taxes past due?                                                    X
9.      Are any other Post Petition Taxes past due?                                                          X
10.     Are any amounts owed to Post Petition creditors delinquent?                                          X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                   X
12.     Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24 (D), 1,27 (A).

INSURANCE

                                                                                                YES         NO
                                                                                                ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                     X
2.      Are all premium payments paid current?                                                   X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

      TYPE OF POLICY                     CARRIER                    PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
      --------------                     -------                    --------------         --------------------------
General Liability                     Liberty Mutual                 9/1/00-9/1/01           Annual        $313,520
Umbrella                              National Union                 6/1/00-9/1/01           Annual        $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    DCM DELAWARE, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40787-BJH-11                                 ACCRUAL BASIS

                                                              MONTH:   MAY-01
                                                                    ------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER      FOOTNOTE / EXPLANATION
-------        -----------      ----------------------
1                  24           (A) Pursuant to an Asset Purchase Agreement
7                   4           approved by the Court on February 23, 2001 and
                                effective as of the same date among Kevco, Inc.,
                                Kevco Manufacturing, LP, Wingate Management Co.
                                II, LP and Adorn LLC, certain assets and
                                liabilities of Design Components, a division of
                                Kevco Manufacturing, LP (Case No.
                                401-40784-BJH-11), were transferred to Adorn,
                                LLC. At the effective date of purchase, Buyer
                                assumed certain executory contracts,
                                approximately $1.6 million of Kevco
                                Manufacturing, LP's unsecured pre-petition
                                liabilities, $3.5 million of accounts
                                receivable, $5 million of inventory and $2.2
                                million (book value) of property and equipment.
                                Payment was made directly to Bank of America,
                                the secured lender, thereby reducing
                                pre-petition secured debt.
                                (B) Pursuant to an Asset Purchase Agreement
                                approved by the Court on April 3, 2001 and
                                effective as of the same date, Universal Forest
                                Products Eastern Division, Inc. purchased the
                                assets (inventory, equipment, machinery and five
                                of the seven facilities at which Sunbelt Wood
                                Components Division operates) of the Sunbelt
                                division of Kevco Manufacturing, L.P.
                                Approximately $ 7 million in sales proceeds were
                                paid directly to Bank of America thereby
                                reducing pre-petition secured debt.
                                (C) Debtor paid $15 million from available cash
                                during April to Bank of America to reduce
                                pre-petition secured debt.
                                (D) Pursuant to an Asset Purchase Agreement
                                approved by the Court on April 25, 2001 and
                                effective as of April 30, 2001, Alliance
                                Investment and Management Company, Inc.
                                purchased most of the assets (inventory,
                                equipment, machinery and two of seven
                                facilities) of the South Region of Kevco
                                Distribution, LP. Approximately $4 million in
                                sales proceeds were paid directly to Bank of
                                America thereby reducing pre-petition secured
                                debt.

1                  27A          Intercompany payables are to co-debtors Kevco
                                Management Co. (Case No. 401-40788-BJH-11),
                                Kevco Distribution, LP (Case No.
                                401-40789-BJH-11), Kevco Manufacturing, LP (Case
                                No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                                No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                                401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                401-40786-BJH-11), and Kevco Components, Inc.
                                (Case No. 401-40790-BJH-11).

1                  32           The direct charges to equity are due to the
                                secured debt reductions pursuant to sales of two
                                of Kevco Manufacturing, L.P.'s operating
                                divisions (Design Components and Sunbelt Wood),
                                and the sale of the South Region of Kevco
                                Distribution, as well as a direct cash payment
                                of $15 million (See Footnote 1,24). The secured
                                debt owed to Bank of America by Kevco, Inc.
                                (Case No. 401-40783-BJH-11) has been guaranteed
                                by all of its co-debtors (See Footnote 1,27A);
                                therefore, the secured debt is reflected as a
                                liability on all of the Kevco entities. The
                                charge to equity is simply an adjustment to the
                                balance sheet.

3                   1           Pursuant to the February 12, 2001 Order (1)
                                Authorizing Continued Use of Existing Forms and
                                Records; (2) Authorizing Maintenance of Existing
                                Corporate Bank Accounts and Cash Management
                                System; and (3) Extending Time to Comply with 11
                                U.S.C. Section 345 Investment Guidelines, funds
                                in the Bank of America and Key Bank deposit
                                accounts are swept daily into Kevco's lead
                                account number 1295026976. The Bank of America
                                lead account is administered by, and held in the
                                name of, Kevco Management Co. (co-debtor, Case
                                No. 401-40788-BJH-11). Accordingly, all cash
                                receipts and disbursements flow through Kevco
                                Management's Bank of America DIP account. A
                                schedule allocating receipts and disbursements
                                among Kevco, Inc. and its subsidiaries is
                                included in this report as a Supplement to
                                Accrual Basis -3. Debtor has no active bank
                                accounts.
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